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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of Earliest Event Reported): August 19, 2004

                           CIB MARINE BANCSHARES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    WISCONSIN
                 (State or Other Jurisdiction of Incorporation)

                  000-24149                                37-1203599
          (Commission File Number)             (IRS Employer Identification No.)

     N27 W24025 PAUL COURT, PEWAUKEE, WISCONSIN               53072
      (Address of Principal Executive Offices)              (Zip Code)

                                 (262) 695-6010
              (Registrant's Telephone Number, Including Area Code)

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Item 8.01.  Other Events.

On August 19, 2004, Citrus Bank, N.A., a wholly owned subsidiary of Citrus Financial Services, Inc., which is wholly owned by the registrant, entered into a Written Agreement with the Office of the Comptroller of the Currency. The Written Agreement is filed concurrently herewith as Exhibit 99.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CIB MARINE BANCSHARES, INC.

Dated: August 23, 2004                 By: /s/ Donald J. Straka
                                           ----------------------------------
                                           Donald J. Straka,
                                           Senior Vice President, Chief Legal
                                           Officer, Secretary

                                  EXHIBIT INDEX

Exhibit Number   Description of Exhibit          Location
--------------   ----------------------          --------

99               Agreement by and between        Filed electronically herewith.
                 Citrus Bank, N.A., Vero Beach,
                 Florida, and The Office of the
                 Comptroller of the Currency